Sale of flight training operations	12 Months Ended
Apr. 30, 2012
Sale of flight training operations
3.	Sale of flight training operations:

In the year ended April 30, 2011 the Company completed the sale of its flight training operations to CAE Inc. (“CAE”) for net proceeds of $29.8 million. Of the total sale proceeds, $17.7 million relates to the sale of four flight training simulators, software, and customer contracts. The remaining $12.1 million was considered an inducement to enter into a fifteen year Master Training Services Agreement (“MTSA”) with CAE for the provision of training services to the Company on CAE’s worldwide network of simulators, which now includes the assets purchased from the Company. A portion of the sale proceeds was considered an inducement as it is refundable on a pro-rata basis in the event that the Company cancels the contract early.

The inducement proceeds have been deferred and are recognized as a reduction in direct costs over the term of the MTSA as the amounts become non-refundable.

The MTSA commits the Company to annual minimum training purchases as follows:

Minimum training service purchase commitment

2013	$8,200
2014	9,700
2015	9,400
2016	9,300
and thereafter	21,000

$57,600